FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                             85,790,915.00
Prior Month ADCPB                                         49,826,490.94
Current Month ADCPB (Before addition of New Property)     48,113,942.26
Base Principal Amount (Prior - Current)                    1,712,548.68
Add:  ADCPB of New Transferred Property                            0.00
Ending ADCPB (Current + ADCPB of New Property)            48,113,942.26

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                42,838,803.18
     Class A Certificate Rate                                      6.85%
     One twelfth of Class A Certificate Rate                       0.57%
     Class A Certificate Interest                            244,538.17
     Prior Month Class A Overdue Interest                          0.00

     Class A Interest Due                                    244,538.17
     Class A Interest Paid                                   244,538.17

     Current Month Class A Overdue Interest                        0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                42,838,803.18
     Class A Percentage                                           86.00%
     Base Principal Amount                                 1,712,548.68
                                                           ------------
     Class A Base Principal Distribution Amount            1,472,791.86
     Prior Month Class A Overdue Principal                         0.00
                                                           ------------
     Total A Note Principal Due                            1,472,791.86
     Additional amount due for floor payment                  94,007.99
     Additional Class A Principal Due                              0.00
                                                           ------------
     Class A Principal Paid                                1,566,799.85

     Class A Overdue Principal                                     0.00
                                                           ------------
     Current Month Class A Principal Balance              41,272,003.33

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance               1,992,502.87
     Class B-1 Certificate Rate                                    7.63%
     One twelfth of Class B-1 Certificate Rate                     0.64%
     Class B-1 Certificate Interest                           12,669.00
     Prior Month Class B-1 Overdue Interest                        0.00

     Class B-1 Interest Due                                   12,669.00
     Class B-1 Interest Paid                                  12,669.00

     Current Month Class B-1 Overdue Interest                      0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance               1,992,502.87
     Class B-1 Percentage                                          4.00%
     Base Principal Amount                                 1,712,548.68
     Class B-1 Base Principal Distribution Amount             68,501.95
     Prior Month B-1 Overdue Principal                             0.00
     Additional amount due for floor payment                   4,372.46
                                                           ------------
     Total B-1 Note Principal Due                             72,874.41

     Class B-1 Principal Paid                                 72,874.41


     Class B-1 Overdue Principal                                   0.00

     Current Month Class B-1 Principal Balance             1,919,628.45

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                  1,992,502.87
     Class B-2 Certificate Rate                                       8.17%
     One twelfth of Class B-2 Certificate Rate                        0.68%
     Class B-2 Certificate Interest                              13,565.62
     Prior Month Class B-2 Overdue Interest                           0.00

     Class B-2 Interest Due                                      13,565.62
     Class B-2 Interest Paid                                     13,565.62

     Current Month Class B-2 Overdue Interest                         0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                  1,992,502.87
     Class B-2 Percentage                                             4.00%
     Base Principal Amount                                    1,712,548.68
     Class B-2 Base Principal Distribution Amount                68,501.95
     Prior Month B-1 Overdue Principal                                0.00
     Additional amount due for floor payment                      4,372.46
                                                              ------------
     Total B-1 Note Principal Due                                72,874.41

     Class B-2 Principal Paid                                    72,874.41

     Class B-2 Overdue Principal                                      0.00

     Current Month Class B-2 Principal Balance                1,919,628.45

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

FLOOR TEST

     Initial ADCPB                                                     85,790,915.00
     Floor percent                                                              3.50%
                                                                       -------------
     Floor                                                              3,002,682.03

     Ending ADCPB                                                      48,113,942.26

     less
     Beginning Balance - Class A         42,838,803
     Beginning Balance - Class B1         1,992,503
     Beginning Balance - Class B2         1,992,503
                                         ----------
                                         46,823,809
     less
     Current Month Payment - Class A      1,472,792
     Current Month Payment - Class B1        68,502
     Current Month Payment - Class B2        68,502
                                         ----------
                                          1,609,796                    45,214,013.16

     Excess of ending ADCPB over Note balance after initial payments    2,899,929.11

     Excess (deficit) of excess balance over floor                       (102,752.92)


ADJUSTED FLOOR TEST
     Ending ADCPB                                                      48,113,942.26

     less
     Beginning Balance - Class A          42,838,803
     Beginning Balance - Class B1          1,992,503
     Beginning Balance - Class B2          1,992,503
                                         ----------
                                          46,823,809
     less
     Current Month Payment - Class A       1,566,800
     Current Month Payment - Class B1         72,874
     Current Month Payment - Class B2         72,874
                                         ----------
                                           1,712,549                   45,111,260.24

     Excess of ending ADCPB over Note balance after initial payments    3,002,682.03

     Excess (deficit) of excess balance over floor                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                              49,826,491
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    20,761.04

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                20,761.04

     Servicer Fee Paid                               20,761.04

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                              49,826,491
     Back-Up Servicer Fee Rate                          0.0130%
     One-twelfth                                        0.0011%
     Back-up Servicer Fee                               539.79

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                     539.79

     Back-Up Servicer Fee Paid                          539.79

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance       42,838,803.18
     Monthly Premium Rate                               0.0208%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                               8,925.00

     Premium Amount Paid                              8,925.00

     Current Premium Arrearage                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

EARLY AMORTIZATION EVENTS

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

RESTRICTING EVENT CALCULATIONS                                      NO

      (a)  Event of Servicer Termination (Yes/No)                   No
                                                                  -------

      (b)  Certificate Insurer makes an Insured Payment             No
                                                                  -------

      (a)  Gross Charge-Off Event (Yes/No)                          No
                                                                  -------

      (b)  Delinquency Trigger Event                                No
                                                                  -------

EVENTS OF SERVICER TERMINATION

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
        11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)    Any failure by the Servicer to submit a Monthly Statement pursuant to
        Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
-----------------------------------------------------------

                                                                        GROSS
                    GROSS                      GROSS                  CHARGE-OFF
                  DEFAULTS    RECOVERIES    CHARGE-OFFS     ADCPB       RATIO
                  -------     ----------    -----------   ----------  ---------
2 months prior    135,308      85,344          49,964     52,063,123     1.15%
1 month prior     222,943     151,284          71,659     49,962,053     1.72%
Current            86,049      84,906           1,143     48,113,942     0.03%

3 Month Gross Charge-Off Ratio                                           0.97%
Maximum Allowed                                                          2.50%

30+ DELINQUENCIES
-----------------

                                                              MONTHLY
                           DELINQUENCIES       ADCPB        DELINQUENCIES
                           -------------    ----------      -------------
2 months prior               2,900,279      52,063,123          5.57%
1 month prior                2,638,327      49,962,053          5.28%
Current month                2,495,894      48,113,942          5.19%

                           Delinquency Ratio:                   5.35%
                           Maximum Delinquency Ratio:           6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                       No
                                                     --------

      (b)  Issuer Delinquency Trigger Ratio             No
                                                     --------

GROSS DEFAULTS (>=180)
----------------------

                           MONTHLY GROSS                    MONTHLY
                             DEFAULTS         ADCPB      GROSS DEFAULTS
                           -------------   ----------    --------------
           Current month        0          48,113,942       0.0000%
           1 month prior        0          49,962,053       0.0000%
           2 months prior       0          52,063,123       0.0000%
                                           ----------      -------
           Sum/Average          0          50,046,373       0.0000%
                                                                 4
                                                           -------
           Gross Defaults                                     0.00%

                 i A       Subordinated Percentage           10.23%
                ii B       WAL of Remaining Leases            1.71
                           Two                                   2
                           Ratio (i/ii)/2                     3.00%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                            Monthly
                          Delinquencies      ADCPB        Delinquencies
                          -------------      -----        -------------

           2 months prior     339,710      52,063,123         0.65%
           1 month prior      190,553      49,962,053         0.38%
           Current month      574,534      48,113,942         1.19%

                           Issuer Delinquency Trigger Ratio:  0.74%
                           Maximum Ratio Allowed:             2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordination Level < 14%                        No
                                                      ---------------------

      (2)  Has a Gross Charge-Off Event Occurred?              No
                                                      ---------------------

      (3)  Has a Delinquency Event Occurred?                   No
                                                      ---------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


                                                                                  ADCPB            Total

       Aging/Delinquency Statistics
       ----------------------------

       Current                                                                 45,618,049           94.81%
       31-60 Days Past Due                                                      1,274,973            2.65%
       61-90 Days Past Due                                                        646,387            1.34%
       91+ Days Past Due                                                          574,534            1.19%
                                                                               ----------          ------

       Total                                                                   48,113,942          100.00%


       Certificate Factors
       -------------------

       Class A Notes                                                          0.559391417
       Class B-1 Notes                                                        0.559391466
       Class B-2 Notes                                                        0.559391466


       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                             85,790,915.00
       Maximum Substitution (10% of Initial)                                 8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)          4,289,545.75

       Prior month Cumulative ADCPB Substituted                              3,332,268.58
       Current month ADCPB Substituted                                              -
                                                                                    -
                                                                            -------------
       Cumulative ADCPB Substituted                                          3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts      1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                          -
                                                                            -------------
       Cumulative ADCPB Substituted for Defaulted Contracts                  1,980,863.06


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                                 10,257,998.42
       Current month ADCPB prepaid                                             111,826.19
                                                                            -------------
       Cumulative ADCPB prepaid                                             10,369,824.61

       Prior month Cumulative ADCPB Defaulted                                4,923,081.94
       Current month ADCPB Defaulted                                            86,048.89
                                                                            -------------
       Cumulative ADCPB Defaulted                                            5,009,130.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                                  98,832.89
--------------------------

LOCKBOX ACCOUNT
---------------
     Transfer of prior period Payments not yet transferred to Collection Account                          (276,313.15)
     Transfer of prior period Excluded Amounts not yet transferred                                         (58,067.44)
     Collections Received [5.02 (b)(d)]                                                                  2,301,130.06
     Excluded Amounts [5.02 (d)][Definition]                                                              (694,378.67)
     Collections on Deposit due Collection Account [5.02 (d)]                                           (1,247,128.13)

     Ending Balance                                                                                        124,075.56


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE, JULY 1, 1998                                                                                   1,428,476.08
     -------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1998
     ----------------------------------------------------------
     Add:  Servicer Advance                                                                                              695,655.23
     Add:  Payments due Collection Account from last 2 business days prior period                                        279,508.72
     Add:  Add'l transfers                                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                                             0.00
     Less: Total distributions on  July 10, 1998                                                                      (2,403,640.03)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 1998
     ------------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                                  1,247,128.13
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                                0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                            0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                       0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                             4,399.48
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                                 0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                        0.00
     Add: Security Deposits Related to Prepayment                                                                              0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                        0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                          0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                             0.00

     Ending balance on July 31, 1998 and August 1, 1998                                                                1,251,527.61

     Add: Servicer Advances to be deposited on Determination Date                                                        734,579.10
     Add: Payments due Collection Acct from last 3 business days                                                         107,408.77
     Add: Payments not yet transferred to the Collection Account                                                               0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                                 0.00

     Adjusted Collection Account Balance                                                                               2,093,515.48

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

     Beginning  Balance                                                                                     141,632.17
     Add: Balance deposited on closing date                                                                       0.00
     Add: Security Deposits [6.02 b]                                                                              0.00
     Less: Amounts to Collection Account [6.02 c]                                                                 0.00
     Add:  Investment Earnings                                                                                  652.56
                                                                                                                ------

     Ending balance on July 31, 1998                                                                        142,284.73

     Less: Amounts to Collection Account [6.02 c]                                                                 0.00

     Adjusted Security Deposit  Account Balance                                                             142,284.73


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


     Beginning Balance                                                                                                         0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                              0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                             0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                             0.00
                                                                                                                               ----

     Ending balance on July 31, 1998                                                                                           0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                              0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                             0.00
                                                                                                                               ----

     Adjusted New Transferred Property Funding Account Balance                                                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                            2,093,515.48


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)        Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                   0.00

     (ii)       Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                               0.00

     (iii)      Aggregate of: [6.06 c (iii)]
                (A)  Unreimbursed Servicer Advances from prior periods                                                      0.00
                (B)  Servicer Fee and unpaid Servicer Fee                                                              20,761.04
                (C)  Servicing Charges inadvertently deposited in Collection Account                                        0.00

     (iv)       Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                   539.79

     (v)        Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                     8,925.00

     (vi)       Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                     291.67

     (vii)      Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                              244,538.17

     (viii)     Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                          12,669.00

     (ix)       Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                            13,565.62

     (x)        Class A Base  Principal Distribution Amount and Overdue Class A
                Principal [6.06 c (x)]                                                                              1,472,791.86

     (xi)       Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                         0.00

     (xii)      Class B-1 Base  Principal Distribution Amount and Overdue Class B-1
                Principal [6.06 c (xii)] provided no restricting event exists                                          68,501.95

     (xiii)     Class B-2 Base  Principal Distribution Amount and Overdue Class B-2
                Principal [6.06 c (xiii)] provided no restricting event or issuer restricting
                event exists                                                                                           68,501.95

     (xiv)      Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                          0.00

     (xv)       Prepayments optionally transferred to collection account and disbursed in                                   0.00
                consideration of the transfer of New Transferred Property not in excess of
                $5,000,000 [6.06 c (xv)]

     (xvi)      To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                           79,676.51
                Net of Additional Principal Distribution to Class A, B1 & B2.

                a.  Class A Additional Principal Distribution Amount                                                   94,007.99

                b.  Class B1 Additional Principal Distribution Amount                                                   4,372.46

                c.  Class B2 Additional Principal Distribution Amount                                                   4,372.46


     Reviewed By:



     --------------------------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                                                       72,024,925.77
Prior Month ADCPB                                                                   54,566,745.70
Current Month ADCPB (Before addition of New Property)                               52,636,156.78
Base Principal Amount (Prior - Current)                                              1,930,588.92
Add:  ADCPB of New Transferred Property                                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                                      52,636,156.78

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                                          48,018,009.55
     Class A Certificate Rate                                                                6.29%
     One twelfth of Class A Certificate Rate                                                 0.52%
     Class A Certificate Interest                                                      251,694.40
     Prior Month Class A Overdue Interest                                                    0.00

     Class A Interest Due                                                              251,694.40
     Class A Interest Paid                                                             251,694.40

     Current Month Class A Overdue Interest                                                  0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                                          48,018,009.55
     Class A Percentage                                                                     88.00%
     Base Principal Amount                                                           1,930,588.92
     Class A Base Principal Distribution Amount                                      1,698,918.25
     Prior Month Class A Overdue Principal                                                   0.00
     Total A Note Principal Due                                                      1,698,918.25

     Class A Principal Paid                                                          1,698,918.25

     Class A Overdue Principal                                                               0.00
                                                                                    -------------
     Current Month Class A Principal Balance                                        46,319,091.30

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                                         1,636,977.29
     Class B-1 Certificate Rate                                                              7.01%
     One twelfth of Class B-1 Certificate Rate                                               0.58%
     Class B-1 Certificate Interest                                                      9,562.68
     Prior Month Class B-1 Overdue Interest                                                  0.00

     Class B-1 Interest Due                                                              9,562.68
     Class B-1 Interest Paid                                                             9,562.68

     Current Month Class B-1 Overdue Interest                                                0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                                         1,636,977.29
     Class B-1 Percentage                                                                    3.00%
     Base Principal Amount                                                           1,930,588.92
     Class B-1 Base Principal Distribution Amount                                       57,917.67
     Prior Month B-1 Overdue Principal                                                       0.00
     Total B-1 Note Principal Due                                                       57,917.67
                                                                                     ------------

     Class B-1 Principal Paid                                                           57,917.67


     Class B-1 Overdue Principal                                                             0.00

     Current Month Class B-1 Principal Balance                                       1,579,059.62

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                                         1,364,147.91
     Class B-2 Certificate Rate                                                              8.22%
     One twelfth of Class B-2 Certificate Rate                                               0.69%
     Class B-2 Certificate Interest                                                      9,344.41
     Prior Month Class B-2 Overdue Interest                                                  0.00

     Class B-2 Interest Due                                                              9,344.41
     Class B-2 Interest Paid                                                             9,344.41

     Current Month Class B-2 Overdue Interest                                                0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                                         1,364,147.91
     Class B-2 Percentage                                                                    2.50%
     Base Principal Amount                                                           1,930,588.92
     Class B-2 Base Principal Distribution Amount                                       48,264.72
     Prior Month B-1 Overdue Principal                                                       0.00
     Total B-1 Note Principal Due                                                       48,264.72

     Class B-2 Principal Paid                                                           48,264.72

     Class B-2 Overdue Principal                                                             0.00

     Current Month Class B-2 Principal Balance                                       1,315,883.19

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


FLOOR TEST

     Initial ADCPB                                                                  72,024,925.77
     Floor percent                                                                           3.00%
                                                                                    -------------
     Floor                                                                           2,160,747.77

     Ending ADCPB                                                                   52,636,156.78

     less
     Beginning Balance - Class A                              48,018,010
     Beginning Balance - Class B1                              1,636,977
     Beginning Balance - Class B2                              1,364,148
                                                              ----------
                                                              51,019,135
     less
     Current Month Payment - Class A                           1,698,918
     Current Month Payment - Class B1                             57,918
     Current Month Payment - Class B2                             48,265
                                                              ----------
                                                               1,805,101            49,214,034.11

     Excess of ending ADCPB over Note balance after initial
       payments                                                                      3,422,122.67

     Excess (deficit) of excess balance over floor                                   1,261,374.90


ADJUSTED FLOOR TEST
     Ending ADCPB                                                                   52,636,156.78

     less
     Beginning Balance - Class A                              48,018,010
     Beginning Balance - Class B1                              1,636,977
     Beginning Balance - Class B2                              1,364,148
                                                              ----------
                                                              51,019,135
     less
     Current Month Payment - Class A                           1,698,918
     Current Month Payment - Class B1                             57,918
     Current Month Payment - Class B2                             48,265
                                                              ----------
                                                               1,805,101            49,214,034.11

     Excess of ending ADCPB over Note balance after initial payments                 3,422,122.67

     Excess (deficit) of excess balance over floor                                   1,261,374.90

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                                             54,566,746
     Servicer Fee Rate                                                 0.5000%
     One-twelfth                                                       0.0417%
     Servicer Fee                                                   22,736.14

     Prior Servicer Fee Arrearage                                        0.00
     Servicer Fee Due                                               22,736.14

     Servicer Fee Paid                                              22,736.14

     Current Servicing Fee Arrearage                                     0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                             54,566,746
     Back-Up Servicer Fee Rate                                         0.0200%
     One-twelfth                                                       0.0017%
     Back-up Servicer Fee                                              909.45

     Prior Back-Up Servicer Fee Arrearage                                0.00
     Total Back-Up Servicer Fee Due                                    909.45

     Back-Up Servicer Fee Paid                                         909.45

     Current Back-Up Servicing Fee Arrearage                             0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                                       291.67
     Trustee Fee Rate                                                  0.0100%

     Prior Trustee Fee Arrearage                                         0.00
     Total Trustee Fee Due                                             291.67

     Trustee Fee Paid                                                  291.67

     Current Trustee Fee Arrearage                                       0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance                      48,018,009.55
     Monthly Premium Rate                                              0.0200%
     Prior Premium Arrearage                                             0.00
     Premium Amount Due                                              9,604.00

     Premium Amount Paid                                             9,604.00

     Current Premium Arrearage                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)               No
                                                            ------------

      (b)  Certificate Insurer makes an Insured Payment         No
                                                            ------------

      (a)  Gross Charge-Off Event (Yes/No)                      No
                                                            ------------

      (b)  Delinquency Trigger Event                            No
                                                            ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                              Gross                        Gross                              Monthly
                             Defaults    Recoveries     Charge-Offs         ADCPB           Charge-Offs
                             --------    ----------     -----------         -----           -----------

           2 months prior     195,585      180,584         15,001         56,686,560            0.32%
           1 month prior      165,029      171,422         (6,394)        54,740,820           -0.14%
           Current            182,384       85,541         96,843         52,636,157            2.21%


           3 Month Gross Charge-Off Ratio                                                       0.80%
           Maximum Allowed                                                                      2.50%


30+ DELINQUENCIES
-----------------

                                                                 Monthly
                             Delinquencies     ADCPB          Delinquencies
                             -------------     -----          -------------

           2 months prior      3,895,179     56,686,560           6.87%
           1 month prior       1,952,407     54,740,820           3.57%
           Current month       2,899,921     52,636,157           5.51%

                          Delinquency Ratio:                      5.32%
                          Maximum Delinquency Ratio:              7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                No
                                                             ------------

      (b)  Issuer Delinquency Trigger Ratio                      No
                                                             ------------


GROSS DEFAULTS (>=180)
----------------------

                                                                   Monthly
                             Gross Defaults      ADCPB          Gross Defaults
                             --------------      -----          --------------

           Current                  0          52,636,157           0.0000%
           1 month prior            0          54,740,820           0.0000%
           2 months prior           0          56,686,560           0.0000%
                                    --         -----------          ------
           Sum/Average              0          54,687,845           0.0000%
                                                                         4
                                                                    ------
           Gross Defaults                                             0.00%

                i A       Subordinated Percentage                     9.00%
               ii B       WAL of Remaining Leases                     2.08
                          Two                                         2.00
                          Ratio (i/ii)/2                              2.17%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                    Monthly
                               Delinquencies       ADCPB         Delinquencies
                               -------------       -----         -------------

           2 months prior         423,412        56,686,560          0.75%
           1 month prior          549,827        54,740,820          1.00%
           Current month          272,728        52,636,157          0.52%


                          Issuer Delinquency Trigger Ratio:          0.76%
                          Maximum Ratio Allowed:                     2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                ---------------

      (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                                ---------------

      (3)  Has a Delinquency Event Occurred?                          No
                                                                ---------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


                                                                               ADCPB          Total

       Aging/Delinquency Statistics
       ----------------------------

       Current                                                               49,736,236       94.49%
       31-60 Days Past Due                                                    2,202,854        4.19%
       61-90 Days Past Due                                                      424,339        0.81%
       91+ Days Past Due                                                        272,728        0.52%
                                                                             ----------      ------

       Total                                                                 52,636,157      100.00%


       Certificate Factors
       -------------------

       Class A Notes                                                        0.730798167
       Class B-1 Notes                                                      0.730798123
       Class B-2 Notes                                                      0.730798151


       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                           72,024,925.77
       Maximum Substitution (10% of Initial)                               7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)        3,601,246.29

       Prior month Cumulative ADCPB Substituted                            3,234,855.86
       Current month ADCPB Substituted                                              -
                                                                           ------------
       Cumulative ADCPB Substituted                                        3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts    1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                          -
                                                                           ------------
       Cumulative ADCPB Substituted for Defaulted Contracts                1,320,928.59


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                                6,577,660.26
       Current month ADCPB prepaid                                           325,319.89
                                                                           ------------
       Cumulative ADCPB prepaid                                            6,902,980.15

       Prior month Cumulative ADCPB Defaulted                              2,359,188.08
       Current month ADCPB Defaulted                                         182,383.77
                                                                           ------------
       Cumulative ADCPB Defaulted                                          2,541,571.85

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                             76,937.00
--------------------------

LOCKBOX ACCOUNT
---------------
    Transfer of prior period Payments not yet transferred to Collection Account      (312,597.55)
    Transfer of prior period Excluded Amounts not yet transferred                     (78,712.91)
    Collections Received [5.02 (b)(d)]                                              2,330,251.05
      Excluded Amounts [5.02 (d)][Definition]                                        (794,953.35)
    Collections on Deposit due Collection Account [5.02 (d)]                       (1,096,758.41)

    Ending Balance                                                                    124,165.83


COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE, JULY 1, 1998                                                                    1,139,417.01
    -------------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1998
    ----------------------------------------------------------
    Add:  Servicer Advance                                                                               970,922.89
    Add:  Payments due Collection Account from last 2 business days prior period                         213,756.59
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  July 10, 1998                                                       (2,324,096.49)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 1998
    ------------------------------------------------------------
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,096,758.42
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              3,713.56
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                              0.00

    Ending balance on July 31, 1998 and August 1, 1998                                                 1,100,471.98

    Add: Servicer Advances to be deposited on Determination Date                                         871,867.13
    Add: Payments due Collection Acct from last 3 business days                                          331,212.48
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,303,551.59

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

    Beginning  Balance                                                                                        0.00
    Add: Balance deposited on closing date                                                                    0.00
    Add: Security Deposits [6.02 b]                                                                           0.00
    Less: Amounts to Collection Account [6.02 c]                                                              0.00
    Add:  Investment Earnings                                                                                 0.00
                                                                                                              ----

    Ending balance on July 31, 1998                                                                           0.00

    Less: Amounts to Collection Account [6.02 c]                                                              0.00

    Adjusted Security Deposit  Account Balance                                                                0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


    Beginning Balance                                                                                                    0.00
    -----------------
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                         0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                        0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                        0.00
                                                                                                                         ----

    Ending balance on July 31, 1998                                                                                      0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                         0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                        0.00
                                                                                                                         ----

    Adjusted New Transferred Property Funding Account Balance                                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                           2,303,551.59
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

    (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                        0.00

    (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                    0.00

    (iii)   Aggregate of: [6.06 c (iii)]
            (A)   Unreimbursed Servicer Advances from prior periods                                                          0.00
            (B)   Servicer Fee and unpaid Servicer Fee                                                                  22,736.14
            (C)   Servicing Charges inadvertently deposited in Collection Account                                            0.00

    (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                        909.45

    (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                          9,604.00

    (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                          291.67

    (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                   251,694.40

    (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                9,562.68

    (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                  9,344.41

    (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                   1,698,918.25

    (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                              0.00

    (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]                57,917.67
            provided no restricting event exists

    (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]               48,264.72
            provided no restricting event or issuer restricting event exists

    (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                               0.00

    (xv)    Prepayments optionally transferred to collection account and disbursed in                                        0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

    (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                               194,308.20


    Reviewed By:



    -----------------------------------------------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer